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                                  EXHIBIT 10.22
                                  -------------

                            AKAMAI TECHNOLOGIES, INC.

                        Incentive Stock Option Agreement
                     Granted Under 1998 Stock Incentive Plan
                     ---------------------------------------

1.       GRANT OF OPTION.
         ---------------

     This Incentive Stock Option Agreement (this "Agreement") evidences the grant by Akamai Technologies, Inc., a Delaware corporation (the "Company"), on November 18, 2002 (the "Grant Date") to Robert Cobuzzi, an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's Second Amended and Restated 1998 Stock Incentive Plan (the "Plan"), a total of 250,000 shares (the "Shares") of common stock, $0.01 par value per share, of the Company ("Common Stock") at $1.12 per Share. Unless earlier terminated, this option shall expire on November 17, 2012 (the "Final Exercise Date").

     It is intended that the option evidenced by this agreement shall, to the extent it so qualifies, be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated there under (the "Code"). Schedule A hereto sets forth the number of shares with respect to which this option qualifies as an incentive stock option as of the date of grant. To the extent that the option does not on the date of grant, or hereafter ceases to, qualify as an incentive stock option, it shall be a non-qualified stock option. Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.       VESTING SCHEDULE.
         ----------------

     (a) With respect to 200,000 of the Shares as to which this option may be exercised, this option will become exercisable ("vest") as to 25% of the original number of such Shares on the first anniversary of the Grant Date and as to an additional 6.25% of the original number of such Shares at the end of each successive full three-month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date. For purposes of this Section 2(a) the Vesting Start Date shall be November 18, 2002.

     (b) With respect to the remaining 50,000 Shares as to which this option may be exercised, this option shall become vested in full as to such shares upon the earlier of (i) the fourth anniversary of the Vesting Start Date and (ii) as of the last day of the first fiscal quarter during which the Company has Revenue (as defined below) of at least $50,000,000 and a Gross Profit Percentage (as defined below) of at least sixty-five percent (65%).

     (c) When used in this Agreement, the following terms shall have the meanings provided:

(i) "Revenue" shall mean, for so long as the Company is required to make periodic reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Total Revenue as reported in the Company's consolidated financial statements filed with the Securities and Exchange Commission on Form 10-K or Form 10-Q ("Public Company Financial Statements"). If, at any time, the Company is not

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required to make periodic reports under the Exchange Act, "Revenue" shall mean
Total Revenue as set forth on regularly prepared quarterly financial statements prepared by management ("Private Company Financial Statements").

     (ii) "Gross Profit Percentage" for a calendar quarter means a fraction, expressed as a percentage, the numerator of which is Revenue for such fiscal quarter minus Cost of Service (or equivalent measure) for such fiscal quarter, as reported in the Public Company Financial Statements or Private Company Financial Statements, as applicable at such time, and the denominator of which is the Revenue for such fiscal quarter.

     The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

     (b) CHANGE IN CONTROL. Upon a Change in Control Event (as defined in the
Plan), the number of Shares as to which this option has vested shall be calculated pursuant to Section 2 as though the Grant Date were the date that is one year prior to the Grant Date.

3.       EXERCISE OF OPTION.
         ------------------

     (a) FORM OF EXERCISE. In order to exercise this option, the Participant shall notify the Company's third-party stock option plan administrator, Charles Schwab & Co., or any successor appointed by the Company (the "Plan Administrator"), of the Participant's intent to exercise this option, and shall follow the procedures established by the Plan Administrator for exercising stock options under the Plan and provide payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

     (b) CONTINUOUS RELATIONSHIP WITH THE COMPANY REQUIRED. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c) TERMINATION OF RELATIONSHIP WITH THE COMPANY. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise
Date), PROVIDED THAT (i) this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation, and (ii) to the extent that the option or any portion thereof is exercised at any time later than three months after the date that the Participant ceases to be an employee of the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code, the option shall be a non-qualified stock option. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

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     (d) EXERCISE PERIOD UPON DEATH OR DISABILITY. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant, PROVIDED THAT (i) this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, (ii) this option shall not be exercisable after the Final Exercise Date, and (iii) to the extent that the option or any portion thereof is exercised at any time later than one year after the Participant's termination as an employee of the Company or any parent or subsidiary of the Company (as defined in Section 424(e) or (f) of the Code) by reason of his or her disability (as defined in Section 22(e)(3) of the Code), the option shall be a non-qualified stock option.

     (e) DISCHARGE FOR CAUSE. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "cause" if the Company determines, prior to or simultaneously with the Participant's resignation, that discharge for cause was warranted.

4.       WITHHOLDING.
         -----------

     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.       NONTRANSFERABILITY OF OPTION.
         ----------------------------

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.       DISQUALIFYING DISPOSITION.
         -------------------------

     If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

7.       PROVISIONS OF THE PLAN.
         ----------------------

     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

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     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                            AKAMAI TECHNOLOGIES, INC.


Dated:  November 18, 2002                   /s/ George H. Conrades
                                            ---------------------------
                                            Signature
                                            George H. Conrades
                                            Chairman and Chief Executive Officer


                            PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's Second Amended and Restated 1998 Stock Incentive Plan.

                                                         PARTICIPANT:

                                                         /s/ Robert Cobuzzi
                                                         Signature
                                                         Name:  Robert Cobuzzi


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                                   SCHEDULE A

Number of shares as to which this option qualifies as an incentive stock option on the Grant Date: 50,000

     Number of shares as to which this option is a non-qualified stock option on the Grant Date: None

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                            AKAMAI TECHNOLOGIES, INC.
                       Amendment to Stock Option Agreement

     Akamai Technologies, Inc. (the "Company") and Robert Cobuzzi (the "Grantee") hereby agree to amend the Stock Option Agreement by and between the parties dated November 18, 2002 (the "Agreement") as set forth below. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to such terms in the Agreement.

     WHEREAS, Section 2 of the Agreement provides for certain vesting of Unvested Shares (as defined in the Agreement); and

     WHEREAS, the Company and Grantee have agreed to amend the Agreement in order to provide for different vesting;

     NOW THEREFORE, the parties agree to amend and replace Section 2 of the Agreement in its entirety with the following paragraph:

     2. VESTING SCHEDULE.
        ----------------

          (a) GENERAL. This option will become exercisable ("vest") as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to an additional 6.25% of the original number of Shares at the end of each successive full three-month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date. For purposes of this Section 2(a) the Vesting Start Date shall be November 18, 2002.

          The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

          (b) CHANGE IN CONTROL. Upon a Change in Control Event (as defined in the Plan), the number of Shares as to which this option has vested shall be calculated pursuant to Section 2(a) as though the Grant Date were the date that is one year prior to the Grant Date.

     Except as specifically modified hereby, the Agreement shall remain in full force and effect (as amended by this Amendment), and is hereby ratified and confirmed.

Agreed and Accepted:                           Agreed and Accepted:

                                               AKAMAI TECHNOLOGIES, INC.
 /s/ Robert Cobuzzi
 ------------------
Robert Cobuzzi                                 /s/ Kathryn Meyer, Vice President
                                                    & General Counsel

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